                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement

    / /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

    /X/  Definitive Proxy Statement

    / /  Definitive Additional Materials

    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section240.14a-12

                  CONTINENTAL INFORMATION SYSTEMS CORPORATION

                  (Name of Registrant as Specified in its Charter)

                   (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (Check the appropriate box):

    /X/  No fee required.

    / /  Fee computed on table below per Exchange Act Rule 14a-6(I)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

    / /  Fee paid previously with preliminary materials.

    / /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                            CONTINENTAL INFORMATION
                              SYSTEMS CORPORATION

                                                              September 25, 2000

Dear Stockholder:

    We will be holding the 2000 Annual Meeting of Continental Information Systems Corporation's stockholders on Thursday, October 26, 2000, at 9:00 a.m. local time at the Downtown Athletic Club, 19 West Street, New York, NY 10004.

    Enclosed with this letter is a Notice of the Annual Meeting, a Proxy Statement, a Proxy Card, and a return envelope. Both the Notice of Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about Continental Information Systems Corporation.

    Whether or not you plan to attend the Annual Meeting, please sign, date and promptly return the Proxy Card in the enclosed prepaid return envelope. Your shares will be voted at the Annual Meeting in accordance with your proxy instructions. Of course, if you attend the Annual Meeting you may vote in person.

    On behalf of the Board of Directors and the employees of the Company, I cordially invite you to attend the Annual Meeting. If you plan to attend the meeting, please mark the appropriate box on the enclosed Proxy Card.

                                        Sincerely,

                                        James P. Hassett
                                        Chairman of the Board of Directors

                            YOUR VOTE IS IMPORTANT.

    Please Sign, Date and Return Your Proxy Card Before the Annual Meeting.

                            CONTINENTAL INFORMATION
                              SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 26, 2000

    We will hold the 2000 Annual Meeting of Stockholders of Continental Information Systems Corporation at the Downtown Athletic Club, on Thursday, October 26, 2000 at 9:00 a.m. At the Annual Meeting, we will ask you to:

    1.  Elect six (6) Directors.

    2. Ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending May 31, 2001.

    3. Transact any other business that is properly presented at the Annual Meeting.

    You will be able to vote your shares at the Annual Meeting if you were a stockholder of record at the close of business on September 8, 2000.

                                                      By Order of the Board of Directors,

                                                      MICHAEL L. ROSEN,
                                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

New York, New York
September 25, 2000

                 YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

   PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE
                           ENCLOSED ENVELOPE AS SOON
              AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

  IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO REVOKE YOUR PROXY AND VOTE IN
                                    PERSON.

                  CONTINENTAL INFORMATION SYSTEMS CORPORATION
                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 26, 2000

                                                              September 25, 2000

                       PROXY STATEMENT FOR ANNUAL MEETING

    This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2000 Annual Meeting of the Company's stockholders. The 2000 Annual Meeting will be held on Thursday, October 26, 2000 at 9:00 a.m. at the Downtown Athletic Club, 19 West Street, New York, NY 10004.

    This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

    On September 25, 2000, we began mailing information to people who, according to our records, owned shares of the Company's common stock at the close of business on September 8, 2000.

                               TABLE OF CONTENTS



INFORMATION ABOUT THE 2000 ANNUAL MEETING, VOTING AND THIS
  PROXY STATEMENT...........................................      1

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING.............      3

1 -- ELECTION OF DIRECTORS..................................      3

2 -- RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS
  INDEPENDENT AUDITORS......................................      3

STOCK OWNERSHIP.............................................      4

THE BOARD OF DIRECTORS......................................      6

EXECUTIVE OFFICERS AND COMPENSATION.........................      9

OTHER INFORMATION...........................................     13

   INFORMATION ABOUT THE 2000 ANNUAL MEETING, VOTING AND THIS PROXY STATEMENT
                               THE ANNUAL MEETING

    The 2000 Annual Meeting will be held on Thursday, October 26, 2000 at 9:00 a.m. at the Downtown Athletic Club, 19 West Street, New York, NY 10004.

                            THIS PROXY SOLICITATION

    PURPOSE. We are sending you this Proxy Statement because the Company's Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares. On September 25, 2000, we began mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of the Company's common stock at the close of business on September 8, 2000.

    COSTS. The Company is paying the cost of requesting these proxies. The Company's directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. The Company will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock.

                               VOTING YOUR SHARES

    You have one vote for each share of the Company's common stock that you owned of record at the close of business on September 8, 2000. The number of shares you owned on that date is listed on the enclosed Proxy Card and is the number of shares you may vote at the Annual Meeting

    You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed Proxy Card. By completing and returning the Proxy Card, you will be directing the persons designated on the Proxy Card to vote your shares at the Annual Meeting in accordance with the instructions you give on the Proxy Card.

    If you decide to vote by proxy, your Proxy Card will be valid only if you sign, date and return it before the Annual Meeting. IF YOU COMPLETE THE PROXY CARD EXCEPT FOR THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR THE PROPOSED ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF CONTINENTAL INFORMATION SYSTEMS CORPORATION FOR THE 2001 FISCAL YEAR.

                              REVOKING YOUR PROXY

    If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

(1) You may notify the Secretary of the Company in writing that you wish to revoke your proxy.

(2) You may submit a proxy dated later than your original proxy.

(3) You may attend the Annual Meeting and submit a ballot. Merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

                           VOTE REQUIRED FOR APPROVAL

PROPOSAL 1: ELECTION OF SIX DIRECTORS.

    The six (6) nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your Proxy Card, your vote will not count either for or against the nominee.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITOR.

    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. So, if you abstain from voting, it has the same effect as if you voted against this proposal.

OTHER INFORMATION.

    SHARES HELD WITH A BROKER. If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on each of the proposals scheduled to be presented at this year's meeting.

    QUORUM. On the record date for the Annual Meeting, September 8, 2000, 6,576,244 shares were issued and outstanding. A "quorum" must be present at the Annual Meeting in order to transact business. A quorum will be present if 3,288,123 shares are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions will be counted as shares that are represented at the Annual Meeting.

    OTHER BUSINESS. The Board of Directors knows of no other business that may be presented at the Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named on the enclosed Proxy Card will vote, or otherwise act, in accordance with their judgment on such matters.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

    The Continental Information Systems Corporation Annual Report to Stockholders for the fiscal year ended May 31, 2000, including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report tells you how to get additional information about the Company.

                PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

1 -- ELECTION OF DIRECTORS

    Nominees for election to the Board of Directors are:

                                 Michael Bruck
                                James P. Hassett
                               George H. Heilborn
                                 Mark W. Jaindl
                                Michael L. Rosen
                                Paul M. Solomon

    Each Director will be elected to serve for a one-year term, or thereafter until his replacement is elected. Each of the nominees is currently a member of the Board of Directors and has consented to serve as a director if re-elected. At the Annual Meeting, the persons named in the enclosed Proxy Card will vote to elect the directors listed above, unless the enclosed Proxy Card is marked otherwise. If a nominee cannot serve for any reason, the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, the persons named on the enclosed proxy card will vote all valid proxies for the election of the substitute nominee or nominees. The Board of Directors may also decide to leave the Board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board. Proxies at the Annual Meeting may not be voted for more than six directors. More information about each of the nominees is available in the section of this Proxy Statement entitled "The Board of Directors" which begins on page 6.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE DIRECTORS.

2 -- RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

    The Board of Directors is seeking ratification of its appointment of PricewaterhouseCoopers LLP as its independent auditors for the fiscal year ending May 31, 2001, as recommended by the Audit Committee. If a majority of stockholders voting at the Annual Meeting should not approve the selection of PricewaterhouseCoopers LLP, the selection of independent auditors may be reconsidered by the Board of Directors.

    PricewaterhouseCoopers LLP is currently the Company's independent auditors. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
                          PRICEWATERHOUSECOOPERS LLP.

                                STOCK OWNERSHIP

    There were 6,576,244 shares of common stock of the Company outstanding on September 8, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of September 8, 2000, certain information regarding the ownership of Common Stock of (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the directors, nominees for director and named executive officers of the Company; and (iii) all executive officers and directors of the Company as a group.

                                                                 NUMBER OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES OWNED (1)   PERCENT OWNED
------------------------------------                          ----------------   -------------
Oscar Gruss & Son Incorporated, et al. (Group)..............     1,782,169(2)          27.10%
  74 Broad Street
  New York, New York 10004

The Chase Manhattan Corporation and its wholly owned               596,978(3)           9.08%
Subsidiaries................................................
  270 Park Avenue
  New York, New York 10017

Frederick John Jaindl.......................................       592,034(4)           9.00%
  Jaindl Farms
  3150 Coffeetown Road
  Orefield, Pennsylvania 18069

DIRECTORS AND EXECUTIVE OFFICERS

James P. Hassett............................................       375,500(5)           5.71%

George H. Heilborn..........................................         9,337(6)         *

Michael L. Rosen............................................       882,165(2)(7)       13.41%

Michael "Mickey" Rosen......................................         6,100(8)         *

Paul M. Solomon.............................................        79,000(9)           1.20%

Jonah M. Meer...............................................       100,000(10)          1.52%

Mark W. Jaindl..............................................        58,300            *

Michael Bruck...............................................        16,300            *

All directors and executive officers as a group (7               1,526,702(11)         23.22%
persons)....................................................

------------------------

* Percentage is less than 1% of the total number of outstanding shares of the Company.

(1) Except as otherwise indicated, each party has sole voting and investment power of the shares beneficially owned.

(2)   In an Amendment No. 7 to Schedule 13D filed with the Commission in
     October 1998, and as updated by certain of the reporting persons through September 8, 2000, the record date of this proxy statement, Oscar Gruss & Son Incorporated (554,890 shares), together with thirteen other persons, reported beneficial ownership of a total of 1,684,503 shares of Common Stock as a group as follows: Emanuel Gruss (363,699 shares); Riane Gruss (100,000 shares); Hermann Merkin (216,690 shares); Michael L. Rosen (33,135 shares); Daniel Goldberg (50,000 shares); Emanuel Gruss and Brenda Hirsch as trustees for the benefit of Oren Arthur Gruss Hirsch (49,685 shares), Howard Rosen and Shirley Rosen (5,000 shares), Jonathan Oscar Gruss Hirsch

     (45,597 shares) and Leni Gruss Hirsch (25,833 shares); Emanuel Gruss and Leslie Gruss as trustees for the benefit of Ripton Philip Gruss Rosen (65,381 shares) and Morgan Alfred Gruss Rosen (61,293 shares); Leslie Gruss (69,800 shares); Michael Shaoul (33,500 shares); and Frank Davis (10,000 shares). Michael L. Rosen also beneficially owns 97,666 shares of Common Stock issuable upon exercise of stock options that are currently exercisable. Each reporting person has the sole power to vote and dispose of the shares such person beneficially owns.

(3) As reported to the Company in a Schedule 13G filed with the Commission in February 1999.

(4) As reported to the Company in a Schedule 13D filed with the Commission in January 2000, and as updated through September 8, 2000, the record date of this proxy statement.

(5) Includes shares of Common Stock issuable upon exercise of stock options that are currently exercisable (6,000) and that are exercisable within 60 days (3,000 shares).

(6) Includes shares of Common Stock issuable upon exercise of stock options that are currently exercisable (6,337) and that are exercisable within 60 days (3,000 shares).

(7) The shares held by Michael L. Rosen are also included in the aggregate number of shares set forth in Note 2. Includes 69,800 shares of Common Stock owned by Michael L. Rosen's spouse and 126,674 shares held by his minor children, as to which Michael L. Rosen disclaims beneficial ownership. Includes 554,890 shares of Common Stock beneficially owned by Oscar Gruss & Son Incorporated, as to which Michael L. Rosen disclaims beneficial ownership. Includes shares of Common Stock issuable upon exercise of stock options that are currently exercisable (97,666 shares).

(8)   Includes 100 shares of Common Stock owned by Michael "Mickey" Rosen's son.

(9) Includes shares of Common Stock issuable upon exercise of stock options that are currently exercisable (12,000 shares) and that are exercisable within 60 days (3,000 shares).

(10) Includes 75,000 shares of Common Stock issuable upon exercise of stock options that are currently exercisable.

(11)  Includes 554,890 shares of Common Stock beneficially owned by Oscar
     Gruss & Son Incorporated, as to which Michael L. Rosen disclaims beneficial ownership. Includes shares of Common Stock issuable upon the exercise of stock options that are currently exercisable (197,003 shares) and that are exercisable within 60 days, as of the date hereof (9,000 shares).

                             THE BOARD OF DIRECTORS
                                   MEMBERSHIP

                                                    DIRECTOR             PRINCIPAL OCCUPATION AND BUSINESS
DIRECTOR                              AGE            SINCE             EXPERIENCE DURING THE PAST FIVE YEARS
--------                      -------------------   --------   ------------------------------------------------------
Michael Bruck...............                   43     2000     Mr. Bruck is chairman of Convey.com, Inc., an
                                                               Internet-based application service provider based in
                                                               New York, N.Y. From 1983 to 1999, Mr. Bruck worked for
                                                               the Intel Corporation in a variety of management
                                                               positions. In 1997, Mr. Bruck served as an observer on
                                                               the board of Geocities. From 1989 to 1992, he was
                                                               Technical Assistant to Dr. Andrew S. Grove, Intel's
                                                               President and CEO

James P. Hassett............                   69     1995     Mr. Hassett is a private consultant and investor. From
                                                               1989 to 1994, Mr. Hassett served as the court
                                                               appointed Trustee for the Company before it emerged
                                                               from bankruptcy, and since then he has served as
                                                               Trustee for the Liquidating Estate under the Company's
                                                               Plan of Reorganization. From May through July 1996,
                                                               Mr. Hassett served as a consultant to the Bankruptcy
                                                               Court, the Debtor and Creditors Committee of Nelco,
                                                               Ltd. Mr. Hassett also served as the court appointed
                                                               adviser to the Creditors' Committee for ICS
                                                               Cybernetics, Inc., and subsequently as
                                                               Person-in-Control from 1988 through 1995.

George H. Heilborn..........                   65     1997     Mr. Heilborn is the President of G.H. Heilborn and
                                                               Co., Inc. of Hackensack, N.J., which is involved in
                                                               consulting and financial advisory services for the
                                                               leasing and high technology industries. He has been in
                                                               his current business since 1992. From 1963 to 1992,
                                                               Mr. Heilborn was the founder, President and Chief
                                                               Executive Officer of Information Processing Systems,
                                                               Inc. of Hackensack, N.J., a company specializing in
                                                               the leasing of medium-and large-scale computer systems
                                                               to major corporations.

Mark W. Jaindl..............                   40     2000     Mr. Jaindl has been the President and Chief Executive
                                                               Officer of American Bank since October 1997 and Vice
                                                               Chairman since June 1997. He served as Chief Financial
                                                               Officer of Jaindl Farms (agricultural products) and
                                                               Jaindl Land Company (real estate development) from May
                                                               1982 to October 1991 and again from June 1995 to
                                                               October 1997. Mr. Jaindl has been a director of
                                                               Massachusetts Fincorp, Inc., the parent of
                                                               Massachusetts Co-operative Bank, since April 2000. Mr.
                                                               Jaindl was Senior Vice President of Pure World, Inc.,
                                                               the holding company for Pure World Botanicals, Inc.,
                                                               from June 1992 until May 1995 and has continued to
                                                               serve as a director since October 1994. He was Senior
                                                               Vice President of Pure World Botanicals, Inc., a
                                                               botanical extract manufacturer, from December 1994
                                                               until June 1995 and has been a director since December
                                                               1994.

                                                    DIRECTOR             PRINCIPAL OCCUPATION AND BUSINESS
DIRECTOR                              AGE            SINCE             EXPERIENCE DURING THE PAST FIVE YEARS
--------                      -------------------   --------   ------------------------------------------------------
Michael L. Rosen............                   44     1995     President and Chief Executive Officer since July 18,
                                                               1997 and director since 1995. Mr. Rosen is also the
                                                               controlling stockholder and, since June 1996, the
                                                               Chief Executive Officer of Oscar Gruss & Son,
                                                               Incorporated, a member firm of the New York Stock
                                                               Exchange, Inc. Prior to 1996, Mr. Rosen operated a
                                                               variety of real estate development projects and
                                                               multi-family rental properties in which he still has
                                                               interests.

Paul M. Solomon.............                   57     1994     Mr. Solomon is the principal of Exponential Business
                                                               Development Company of Syracuse, New York. He has held
                                                               this position since 1993. From 1991 to 1993, he was
                                                               Senior Vice President of GATX Logistics. From 1980 to
                                                               1991, he was Executive Vice President of Itel
                                                               Distribution Services. He has been a general partner
                                                               of PJE since 1964. He became a general partner and a
                                                               director of Northern Exposure this year.

                        BOARD ORGANIZATION AND MEETINGS

    During the last fiscal year, the Board of Directors held a total of five
(5) meetings. All directors attended at least 75% of their scheduled Board meetings and meetings held by Committees of which they were members.

    The Board of Directors has an Audit Committee. The Audit Committee consists of Messrs. Jaindl, Heilborn and Solomon. It oversees actions taken by the Company's independent auditors, recommends the engagement of auditors and reviews the Company's internal audits. During the last fiscal year, the Audit Committee held one (1) meeting.

                           COMPENSATION OF DIRECTORS

    FEES AND EXPENSES. In the fiscal year ended May 31, 2000, each director who was not also an employee of the Company was paid an annual fee of $12,500, plus $2,500 for services as chairman of each committee of the Board of which that person was chairman. Each non-employee director also received attendance fees of $1,500 for each meeting of the Board and $1,000 for each meeting of any committee (other than telephonic meetings) that he attended, plus travel and other expenses.

    OPTION GRANTS TO DIRECTORS. Each non-employee director also receives automatic grants of nonqualified stock options to purchase 3,000 shares of common stock of the Company on the date of each annual meeting. The exercise price per share is generally the fair market value of the common stock on the date as of which the director is appointed, elected, or re-elected to the Board. Options granted as of each annual meeting become fully exercisable on the day before the next occurring annual meeting and can be exercised until the earlier of five years after the date granted or one year after the director ceases for any reason to be a member of the Board. During the fiscal year ended May 31, 2000, 13,280 nonqualified stock options had been granted to outside directors. As of the date hereof, 30,337 of the options granted to the current directors are exercisable.

    DIRECTORS WHO ARE ALSO EMPLOYEES. Directors who are also employees of the Company are not compensated for serving on the Board.

                      EXECUTIVE OFFICERS AND COMPENSATION
                               EXECUTIVE OFFICERS

    We set forth below certain information regarding the executive officers of the Company, except for Mr. Rosen, whose information is set forth on page 7.

NAME                                     AGE                      POSITION AND INFORMATION
----                                   --------   --------------------------------------------------------
Jonah M. Meer........................        45   Senior Vice President, Chief Financial Officer and Chief
                                                  Operating Officer since June 30, 1997. He is also a
                                                  director of T1Xpert.com Corp., a subsidiary of
                                                  Continental Information Systems Corp. He has also been
                                                  the Managing Director of jBroker, LLC since June 1999.
                                                  Prior to joining the Company, Mr. Meer served as Senior
                                                  Vice President of Oppenheimer & Co., Inc., a registered
                                                  broker-dealer, from May 1996 until June 1997. From 1983
                                                  until April 1996, Mr. Meer served as a Vice President
                                                  and Treasurer of Oscar Gruss & Son Incorporated, a
                                                  registered broker-dealer.

Michael "Mickey" Rosen...............        46   President of T1Xpert.com Corp., a subsidiary of
                                                  Continental Information Systems, since August 1999. He
                                                  was a Managing Member of Kesher, LLC from January 1996
                                                  to August 1999. From January 1995 to June 1996, he was
                                                  President of W&D Securities, a member firm of the New
                                                  York Stock Exchange, Inc.

                           SUMMARY COMPENSATION TABLE

    We have set forth below, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to (i) the Company's Chief Executive Officer, and (ii) each of the two (2) most highly compensated persons who were serving as executive officers at the end of our fiscal year.

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                        ANNUAL COMPENSATION           ------------
                                                 ----------------------------------    SECURITIES
                                                                       OTHER ANNUAL    UNDERLYING     ALL OTHER
         NAME AND PRINCIPAL            FISCAL     SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
              POSITION                  YEAR       ($)        ($)          ($)            (#)            ($)
------------------------------------  --------   --------   --------   ------------   ------------   ------------
Michael L. Rosen....................    2000     $ 65,000        --       $2,400             --(1)         --
President, Chief                        1999       65,000        --        1,854         25,000            --
Executive Officer and                   1998       55,377        --        8,750             --            --
Member of the Board

Jonah M. Meer.......................    2000      200,000        --           --      -- 25,000            --
Senior Vice President,                  1999      200,000   100,000           --             --            --
Chief Operating Officer                 1998      183,333        --           --                           --
and Chief Financial Officer

Michael "Mickey" Rosen..............    2000      198,878        --           --             --(1)         --
President of T1Xpert.com Corp.

------------------------

(1) Messrs. Michael L. Rosen and Michael "Mickey" Rosen were each granted 500,000 stock options in T1Xpert.com Corp., a subsidiary of the Company.

    INFORMATION REGARDING OPTIONS GRANTED TO AND HELD BY THE NAMED EXECUTIVE
                                    OFFICERS

    We set forth below information concerning the grant and exercise of options to purchase the Company's common stock during the fiscal year ended May 31, 2000 to each of the named executive officers.

                                              NUMBER OF      % OF TOTAL
                                              SECURITIES      OPTIONS
                                              UNDERLYING     GRANTED TO
                                               OPTIONS       EMPLOYEES      EXERCISE
                                               GRANTED     IN FISCAL YEAR     PRICE     EXPIRATION   GRANT DATE
NAME                                             (#)            2000        ($/SHARE)      DATE       VALUE($)
----                                          ----------   --------------   ---------   ----------   ----------
Michael L. Rosen............................       --(1)          --(2)         --(3)        --(4)        --(5)
Jonah M. Meer...............................       --             --            --           --           --
Michael "Mickey" Rosen......................       --(1)          --(2)         --(3)        --(4)        --(5)

------------------------

(1) Messrs. Michael L. Rosen and Michael "Mickey" Rosen were each granted 500,000 stock options in T1Xpert.com Corp., a subsidiary of the Company.

(2) Employees of Continental Information Systems and T1Xpert.com Corp. were granted a total of 1,312,500 stock options in T1Xpert.com Corp. during fiscal year 2000. Messrs. Michael L. Rosen and Michael "Mickey" Rosen were each granted 38.10% of these stock options in T1Xpert.com Corp.

(3) The exercise price for T1Xpert.com Corp. options issued to Messrs. Michael
    L. Rosen and Michael "Mickey" Rosen is $.0675.

(4) The expiration date for T1Xpert.com Corp. options issued to Messrs. Michael
    L. Rosen and Michael "Mickey" Rosen is August 9, 2009.

(5) There was no grant date value for the options in T1Xpert.com Corp.

 OPTION EXERCISES IN FISCAL YEAR 2000 AND THE VALUE OF OPTIONS AT MAY 31, 2000

    We set forth below information on option exercises during the fiscal year ended May 31, 2000 by the named executive officers and the value of each of the named executive officer's unexercised options to acquire the Company's common stock at May 31, 2000.

                                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                            AND FISCAL YEAR-END OPTION VALUES
                                     -------------------------------------------------------------------------------
                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED,
                                                             UNDERLYING UNEXERCISED             IN-THE-MONEY
                                      SHARES                       OPTIONS AT                  OPTIONS HELD AT
                                     ACQUIRED                    FISCAL YEAR-END               FISCAL YEAR-END
                                        ON       VALUE                 (#)                           ($)
                                     EXERCISE   REALIZED   ---------------------------   ---------------------------
NAME                                   (#)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 --------   --------   -----------   -------------   -----------   -------------
Michael L. Rosen...................     --         --         97,666(1)        --(2)         $0(3)          $0(4)
Jonah M. Meer......................     --         --         75,000           --             0              0
Michael "Mickey" Rosen.............     --         --             --(5)        --(6)         --(7)          --(8)

------------------------

(1) Michael L. Rosen also has 250,000 exercisable options in T1Xpert.com Corp.

(2) Michael L. Rosen also has 250,000 unexercisable options in T1Xpert.com Corp.

(3) Michael L. Rosen's exercisable options in T1Xpert.com Corp. have a value of $0.

(4) Michael L. Rosen's unexercisable options in T1Xpert.com Corp. have a value of $0.

(5) Michael "Mickey" Rosen has 250,000 exercisable options in T1Xpert.com Corp.

(6) Michael "Mickey" Rosen has 250,000 unexercisable options in T1Xpert.com
    Corp.

(7) Michael "Mickey" Rosen's exercisable options in T1Xpert.com Corp. have a value of $0.

(8) Michael "Mickey" Rosen's unexercisable options in T1Xpert.com Corp. have a value of $0.

                            EMPLOYMENT ARRANGEMENTS

    No named executive officer currently has an employment agreement with the Company.

                           EMPLOYEE BENEFITS PROGRAMS

    The Company has a 401(k) plan that matches employee pretax contributions on a semi-monthly basis at the rate of 50% of the first 6% of eligible compensation. In addition, the Company may make an annual discretionary contribution, based on participants' eligible compensation, once a year, for all employees with at least one year of service and who are on the payroll as of December 31 of a given year. The Company made no discretionary contribution. The vesting schedule for employer contributions is as follows: 10% after one
(1) year; 20% after two (2) years; 30% after three (3) years; 40% after four
(4) years; and 100% after five (5) years. Under the current tax code, employees may elect to defer up to 15% of their compensation.

                        REPORT ON EXECUTIVE COMPENSATION

    During the Company's 2000 fiscal year, decisions about executive compensation were made by the Board of Directors. All of the Company's directors, including those who are also employees of the Company, participate in decisions regarding executive compensation (except that officers do not participate in decisions regarding their own compensation).

    The Board's principal compensation action in the fiscal year 2000 was to create incentives for the key executives involved in the development of the Company's T1Xpert.com Corp. subsidiary. The Board approved the creation of a stock plan to provide options of T1Xpert.com Corp. stock.

    Since his appointment to the position of Chief Executive Officer in 1997, Michael L. Rosen's salary has been set at $65,000. In fiscal year 2000, the Board of Directors determined that, in consideration of Mr. Rosen's contributions and other business activities, it was appropriate to continue his salary at that same level.

    The Board of Directors determined it was appropriate to award Michael L. Rosen 500,000 T1Xpert.com Corp. stock options in order to provide continued incentives for him to dedicate his efforts to creation of shareholder value through the T1Xpert.com Corp. project. The Board concluded that granting stock options in the subsidiary would provide a more effective incentive than additional options at the parent company level. The Board also awarded 500,000 T1Xpert.com Corp. stock options to Michael "Mickey" Rosen, the President of T1Xpert.com Corp.

    Other than decisions regarding senior executives described above, the Board of Directors did not change executive salary levels from those in the 1999 fiscal year, nor did it award bonuses or options during the 2000 fiscal year.

                                          Michael Bruck
                                          James P. Hassett
                                          George H. Heilborn
                                          Mark W. Jaindl
                                          Michael L. Rosen
                                          Paul M. Solomon

                               OTHER INFORMATION
                           RELATED PARTY TRANSACTIONS

    The Company currently leases certain equipment with a total equipment cost of approximately $67,000 to Oscar Gruss & Son Incorporated ("Oscar Gruss"). Oscar Gruss beneficially owns more than 5% of the Company's equity securities, and the Company's President and Chief Executive Officer Michael L. Rosen is Chief Executive Officer and a director of Oscar Gruss. The equipment is leased under a three (3) year lease, which commenced August 1, 1999 and involves monthly rental payments of $2,190. Lease rental payments to the Company during the year totaled $26,285. The Company no longer enters into new leases of equipment.

                               PERFORMANCE GRAPH

    The following line graph compares the percentage change in the total cumulative stockholder return on the Company's Common Stock since May 31, 1995 with the cumulative total return on the NASDAQ Market Index and the capital stocks of a peer group (the "Peer Group") of the following companies: Capital Associates, Inc., Comdisco, Inc., Leasing Solutions, Inc., and PLM International, Inc. Previous proxy statements included two additional companies, AT&T Capital Corporation and LDI Corporation, in the Peer Group. However, they have not been included in the Peer Group for this proxy statement because the necessary information is no longer available for them, as they were acquired by other companies during fiscal year ended May 31, 1997. The companies included in the Peer Group reflect the line-of-business in which the Company was engaged during the periods covered by the graph, rather than the line of business the Company intends to pursue in the future (as disclosed in the Company's Annual Report).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     MAY-95  MAY-96  MAY-97  MAY-98  MAY-99  MAY-00
Continental Inform.     100    56.6   71.69   65.08   37.73   37.73
NASDAQ Stock Market     100  145.33  163.75  207.71  293.58  402.05
Peer Group              100  141.18  185.61  287.49  354.65  372.89

    THE FOREGOING GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's executive officers, directors, and ten percent beneficial owners of common stock are required to file reports of ownership and change of ownership with the Securities and Exchange Commission under the Exchange Act. We are not aware of any failure to timely file reports required by Section 16 of the Exchange Act, except a director, James Hassett, inadvertently failed to timely file a Form 4 with respect to a transaction and a granting of options. Mr. Hassett reported his transaction on a Form 4 dated November 19, 1999.

                INCORPORATION OF CERTAIN MATERIALS BY REFERENCE

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the securities laws that might incorporate future filings, the Report on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be incorporated by reference into any such filing.

             PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

    If you want to include a proposal in the Proxy Statement for the Company's 2001 Annual Meeting, send the proposal to Continental Information Systems Corporation, Att.: Jonah M. Meer, Senior Vice President. Proposals must be received on or before May 28, 2001 to be included in next year's Proxy Statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of the Company's certificate of incorporation and bylaws. The Company will be able to use proxies given to it for next year's meeting to vote for or against any shareholder proposal that is not included in the Proxy Statement at the Company's discretion unless the proposal is submitted to the Company on or before August 11, 2001.

                   CONTINENTAL INFORMATION SYSTEMS CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 26, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James P. Hassett and Michael L. Rosen as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse side, all shares of Common Stock of Continental Information Systems Corporation (the Company) held of record by the undersigned on September 8, 2000, at the Annual Meeting of Stockholders to be held on October 26, 2000 or any adjournment thereof.


                          (Continued on reverse side)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                  CONTINENTAL INFORMATION SYSTEMS CORPORATION

                                OCTOBER 26, 2000









                Please Detach and Mail in the Envelope Provided

   ___
  |   | Please mark your
A | X | votes as in this
  |___| example.

                              WITHHOLD
                    FOR       AUTHORITY
                    ___          ___
1. Elect six (6)   |   |        |   |    NOMINEES:  Michael Bruck
   Directors.      |___|        |___|               James P. Hassett
                                                    George H. Heilborn
For, except vote withheld from the following        Mark W. Jaindl
nominee(s).                                         Michael L. Rosen
                                                    Paul M. Solomon

--------------------------------------------

                                                    FOR     ABSTAIN   AGAINST
2. Ratify the appointment by the Board of           ___       ___       ___
   Directors of PricewaterhouseCoopers             |   |     |   |     |   |
   LLP as the Company's independent                |___|     |___|     |___|
   auditors for the fiscal year ending May 31, 2001.


3. Transact any other business that is properly presented at the Annual Meeting.

   You will be able to vote your shares at the Annual Meeting if you were a stockholder of record at the close of business on September 8, 2000.

IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO REVOKE YOUR PROXY AND VOTE IN PERSON.


                                                            Date          , 2000
---------------------------  ------------------------------     ----------
        Signature               Signature if held jointly

NOTE: Please sign exactly as your name appears on this proxy card. If stock is held jointly, both should sign. When signing as attorney, executor, trustee or guardian, please give your full title.